UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 19, 2004



                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


               DELAWARE                                                                36-3681151
     (State or other jurisdiction                   000-25887                       (I.R.S. employer
           of incorporation)                 (Commission file number)              identification no.)

          TEN NORTH DEARBORN
          CHICAGO, ILLINOIS                                                              60602
(Address of principal executive offices)                                              (Zip Code)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On April 19, 2004, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended March 31, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 7 of Exhibit 99.1.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIVATEBANCORP, INC.


                                      By:  /s/ Ralph B. Mandell
                                           -------------------------------------
                                           Ralph B. Mandell
Date:  April 19, 2004                      President and Chief Executive Officer


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
99.1            Press Release dated April 19, 2004

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